Advisors Disciplined Trust 1560

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Emerging Markets Dividend Portfolio, Series 2022-1 will no longer include shares of LUKOIL PJSC (Ticker: LUKOY).

Supplement Dated: March 1, 2022